UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2008

Invitrogen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. – Entry into a Material Definitive Agreement.

On September 9, 2008, Invitrogen Corporation, a Delaware corporation, or the Company, Atom Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, or Atom Acquisition, and Applied Biosystems Inc. (formerly known as Applera Corporation), a Delaware corporation, or ABI, entered into Amendment No. 1 to Agreement and Plan of Merger, or the Amendment, to the previously announced Agreement and Plan of Merger dated June 11, 2008, or the Merger Agreement. Pursuant to the Merger Agreement, ABI will be merged with and into Atom Acquisition and Atom Acquisition will be the surviving corporation and the Company’s wholly owned subsidiary. Defined terms, unless defined herein, will have the meaning ascribed thereto in the Amendment.

The Amendment provides that the ratio by which each option to purchase shares of ABI common stock will become exercisable for shares of the Company’s common stock will be the product of (1) the Stock Option Conversion Fraction (as defined below) multiplied by (2) the number of shares of ABI common stock which could have been obtained prior to the effective time of the merger upon the exercise of each such stock option (rounded down to the nearest whole share), at an exercise price per share (rounded up to the nearest cent) equal to the exercise price for each such share of ABI common stock subject to a stock option divided by the Stock Option Conversion Fraction, and all references to ABI in each such option will be deemed to refer to the Company, where appropriate. “Stock Option Conversion Fraction” means (1) if the 20-day VWAP is $46 per share or greater, 0.8261 or (2) if the 20-day VWAP is less than $46 per share, a fraction, (x) the numerator of which is $38 and (y) the denominator of which is the greater of (A) $43.69 and (B) the 20-day VWAP, in each case, subject to adjustment.

The Amendment also provides for certain terms of ABI’s Performance Unit Bonus Plan and Incentive Compensation Program for the fiscal year ending June 30, 2009, or the 2009 incentive compensation program. Pursuant to the terms of the Amendment, prior to the effective time of the merger, ABI’s board of directors will adopt the 2009 incentive compensation program, which will provide that each participant who is employed by ABI at the effective time of the merger, or an Employee Participant, will be entitled to receive an amount of incentive compensation equal to the following amount: (1) such Employee Participant’s eligible earnings multiplied by (2) (x) such Employee Participant’s incentive target percentage (which will be the same percentage as the percentage applicable to other employees in the Employee Participant’s grade, it being understood and agreed that the percentage applicable to each grade will be the same as the percentage for such grade used for the 2008 incentive compensation program and the percentage for each Employee Participant will be the same as under the 2008 incentive compensation program unless the Employee Participant has changed grades for purposes of the 2009 incentive compensation program) multiplied by (y) such Employee Participant’s applicable business modifier which will be established, by ABI as a percentage ranging from 0% to 150% (with 100% as the applicable modifier for performance equal to the 2009 incentive compensation program performance targets; provided, however, that a modifier of 100% (or greater) can be achieved with underachievement of some targets balanced in some areas with overachievement in others) and will be based on certain established performance criteria; multiplied by (z) the Employee Participant’s applicable personal modifier (i.e., the individual’s performance, expressed as a percentage ranging from 0% to 150% based on individual contribution). Payments under the 2009 incentive compensation program will be made on March 15, 2009 if the merger is completed prior to February 15, 2009, or within 30 days of the completion of the merger if the merger is completed after February 15, 2009. The business modifiers will be based on the performance period commencing on July 1, 2008 and ending on the last day of the full fiscal quarter ending immediately prior to the completion of the merger and utilize calculation methods used for the 2008 incentive compensation program. The personal modifiers will be determined by ABI as close in time as reasonably practical prior to the effective time of the merger.

The amount of eligible earnings will be equal to the aggregate amount of the Employee Participant’s earnings (which in general will include the employee’s base salary and additional compensation for overtime but not bonuses paid pursuant to the 2008 incentive compensation plan or otherwise or other types of benefits or payments) paid for the period commencing July 1, 2008 and ending on the earlier of: (1) the date of such Employee Participant’s termination of employment, provided he is employed by ABI as of the completion of the merger; (2) December 31, 2008, if the completion of the merger occurs on or before December 31, 2008 provided he is employed by ABI as of December 31, 2008; and (3) the completion of the merger, if it occurs after December 31, 2008 provided he is employed as of the completion of the merger. If the merger is completed on or before February 15, 2009, the Company will pay amounts due under the 2009 incentive compensation plan no later than March 15, 2009, for Employee Participants subject to Section 409A of the Code (and as soon as administratively practicable thereafter for non-US Employee Participants who are not subject to Section 409A of the Code); provided that if the effective time of the merger occurs after February 15, 2009, then the Company will make all payments pursuant to the 2009 incentive compensation plan 30 calendar days after the completion of the merger.

The 2009 incentive compensation plan will terminate on the later of (1) December 31, 2008, if the effective time of the merger occurs prior to such date or (2) the effective time of the merger, at which time Employee Participants will begin participating in the corresponding plan of the Company, provided that Employee Participants will not receive credit or be paid compensation under the 2009 incentive compensation plan or any corresponding Company plan for the same eligible earnings or period of service.

The Amendment further provides that the name of the surviving company may be either “Applied Biosystems Inc.” or such other name that is mutually acceptable to the Company and ABI prior to the time of the merger.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein and the full text of the Merger Agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K/A on June 23, 2008.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the ability of the Company and ABI to complete the transactions contemplated by the Merger Agreement and the Amendment. A number of the matters discussed in this Current Report on Form 8-K that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to the risks that are described from time to time in the Company’s reports filed with the Securities and Exchange Commission, or SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2007 and quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 and ABI’s reports filed with the SEC, including ABI’s annual report on Form 10-K for the year ended June 30, 2008, as such reports may have been amended. This Current Report on Form 8-K speaks only as of its date, and the Company disclaims any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company and ABI have filed a preliminary joint proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY AND ABI AND THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of the Company and ABI. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents when filed with the SEC at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents may also be obtained free of charge from the Company by directing such requests to: Invitrogen Corporation, 5791 Van Allen Way, Carlsbad, CA 92008, Attention: Investor Relations or from ABI by directing such requests to: Applied Biosystems Inc., 301 Merritt 7, Norwalk, CT 06851, Attention: Investor Relations.

Participants in the Solicitation

The Company and ABI and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s Web site at http://www.sec.gov and from Company Investor Relations, telephone: 760-268-7482 or on the Company’s website at http://www.invitrogen.com or ABI’s website: at http://www.appliedbiosystems.com

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits

Exhibit 2.1 – Amendment No. 1 to Agreement and Plan of Merger by and among Invitrogen Corporation, Atom Acquisition, LLC and Applied Biosystems Inc., dated as of September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITROGEN CORPORATION

(Registrant)

By:	/s/ John A. Cottingham
John A. Cottingham General Counsel

Date: September 10, 2008